Incentive Unit Compensation	9 Months Ended
Sep. 30, 2016
Centennial Resource Production, LLC (Centennial OpCo)
Incentive Unit Compensation

Note 9—Incentive Unit Compensation

There have been no material changes in issued, forfeited or vested incentive units during the nine months ended September 30, 2016. Please refer to Note 9—Incentive Unit Compensation in the Audited Financial Statements.

Incentive units are accounted for as liability awards under FASB ASC Topic 718, Compensation—Stock Compensation, with compensation expense based on period‑end fair value. The achievement of payout conditions is a performance condition that requires the Predecessor to assess, at each reporting period, the probability that an event of payout will occur. Compensation cost is required to be recognized at such time that the payout terms are probable of being met. At the grant dates and subsequent reporting periods, the Predecessor did not deem as probable that such payouts would be achieved.